Execution Version

DRESSER RAND GROUP INC.

PARENT GUARANTY

Dated as of December 28, 2007

PARENT GUARANTY

PARENT GUARANTY

PARENT GUARANTY, dated as of December 28, 2007 (this "Guaranty"), by DRESSER RAND GROUP INC, a Delaware corporation (the "Guarantor"), to CITIBANK INTERNATIONAL PLC (PARIS BRANCH), a finance institution established under the laws of England and qualified in France as a credit establishment of the European Economic Area (the "Lessor"). Capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Participation Agreement dated as of the date hereof among the Lessor, Dresser-Rand S.A. (France) (the "Lessee" or the "Company"), the Persons named therein as Note Holders and Citicorp North America, Inc., as Agent (the "Agent") (as the same may be amended from time to time, the "Participation Agreement").

Preliminary Statement

A. The Guarantor intends this Guaranty to be an inducement for (i) the Lessor and the Agent to enter into the transactions contemplated by the Operative Documents, and (ii) the Note Holders to make Advances under the Notes, and (iii) the Lessor to make the Investments, all of which the Agent, the Lessor and the Note Holders would be unwilling to do if the Guarantor did not execute and deliver this Guaranty.

B. The Guarantor will derive substantial direct and indirect hereafter from the transaction contemplated by the Participation Agreement and the Other Operative Documents. It is a condition precedent to the making of Investments by the Lessor and Advances by the Note Holders under the Participation Agreement from time to time that the Guarantor shall have executed and deliver this Guaranty.

NOW, THEREFORE, in consideration of the premises and intending to be legally bound by this Guaranty, the Guarantor hereby agrees to be bound as follows:

1. Guaranty. The Guarantor unconditionally guarantees and agrees with the Lessor that (i) all Rent, the Residual Value Amount, the Termination Value, all indemnification payments required to be made pursuant to Section 9.14 of the Participation Agreement and all other sums stated in the Operative Documents to the extent payable by the Company thereunder will be promptly paid in full when due, whether at stated maturity, by acceleration or otherwise, in accordance with the provisions of the Operative Documents and (ii) the Company will perform, comply with and observe all other obligations, covenants, terms, conditions and undertakings of the Company (as Lessee and in its capacity as Construction Agent) contained in the Operative Documents.

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2. Nature of the Guaranty. a) This Guaranty shall be irrevocable, and in all events shall be continuing, unconditional and absolute, and if for any reason any sums stated in the other Operative Documents to be payable by the Company, or any part thereof, shall not be paid promptly when due, or any other obligation, covenant, term, condition or undertaking of the Company contained in any Operative Document shall not be performed, complied with or observed in accordance with said Operative Document, subject in each case, in respect of such obligation to pay or perform, to the terms of the Operative Documents, then in each such instance upon demand of payment, performance, compliance or observance, made by the Lessor to the Guarantor, the Guarantor shall pay, perform, comply with or observe the same to or for the benefit of the Lessor pursuant to and in accordance with the provisions of the Operative Documents, regardless of any defenses or rights of set-off or counterclaim, regardless of whether the Lessor shall have taken any steps to enforce its rights against the Guarantor, the Company or any other Person, to collect such sums, or any part thereof, and regardless of any other condition or contingency. The Guarantor also agrees to pay on demand to the Lessor such further amounts as shall be sufficient to cover the reasonable costs and expenses of collecting such sums, or part thereof, or of otherwise enforcing this Guaranty, including, in any case, reasonable compensation to their respective attorneys for all services rendered in that connection.

(b) Any and all payments by the Guarantor hereunder shall be made free and clear of and without deduction for any and all present or future Charges and all liabilities with respect thereto. If the Guarantor shall be required by Law to deduct any Charges from or in respect of any amounts payable hereunder, (i) the amounts payable by the Guarantor shall be increased by the amount necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2(b)) the Lessor receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Guarantor shall make such deductions and (iii) the Guarantor shall pay the full amount deducted to the relevant taxation authority or other Governmental Authority in accordance with applicable Laws. Within fifteen (15) days after the date of any deduction of any Charges, the Guarantor shall furnish to the Lessor, and the Agent the original or a certified copy of a receipt or other documentation evidencing payment thereof as is reasonably acceptable to the Lessor.

3. Certain Waivers. b) The Guarantor hereby unconditionally (i) waives any requirement that the Agent, the Lessor and the Note Holders first make demand upon, or seek to enforce remedies against, any other Person or any of the collateral or property of such other Person before demanding payment from, or seeking to enforce this Guaranty against, the Guarantor; (ii) covenants that this Guaranty will not be discharged except by complete satisfaction of all obligations of the Company contained in the Operative Documents; (iii) agrees that this Guaranty shall remain in full effect without regard to, and shall not be affected or impaired by, any invalidity, illegality, irregularity or unenforceability in whole or in part of any other Operative Document (and the Guarantor hereby waives any defense relating to the enforceability of the Operative Documents or any provision contained therein) or except as expressly set forth herein or in the Operative Documents, or any limitation of the liability of the Company thereunder or any limitation on the method or terms of payment thereunder which may now or hereafter be caused or imposed in any manner whatsoever; (iv) waives diligence, presentment and protest with respect to, and, except as expressly provided herein or in the Operative Documents, any notice of default in, the payment of any amount at any time payable under or in connection with the Notes, the Investments or any of the Operative Documents; and (v) agrees that each and every right, power and remedy given under this Guaranty or any other Operative Document shall be cumulative and not exclusive, and be in addition to all other rights, powers and remedies now or hereafter granted or otherwise existing.

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(b) Until all obligations of the Company under the Operative Documents have been indefeasibly paid in full, the Guarantor hereby irrevocably waives any claim, remedy or right that it may now have or hereafter acquire against the Company that arise from the existence, payment, performance or enforcement of the obligations of the Company under any other Operative Document, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Agent, the Lessor or any Note Holder against the Company whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from the Company directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right. If any amount shall be paid to the Guarantor in violation of the preceding sentence at any time prior to the indefeasible cash payment in full of all amounts payable under this Guaranty, such amount shall be held in trust for the benefit of the Lessor, and shall forthwith be paid to the Lessor and be credited and applied to the amounts payable under this Guaranty. The Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangement contemplated by the Operative Documents and that the waiver set forth in this Section 3 is knowingly made in contemplation of such benefits. Notwithstanding the foregoing, the obligation to hold amounts in trust shall not have effect to the extent that it would otherwise create or take effect as a charge or security interest over such amounts.

4. Absolute Obligations. The obligations, undertakings and conditions to be performed or observed by the Guarantor under this Guaranty shall not be affected or impaired by reason of the happening from time to time of any of the following with respect to the Operative Documents, all without notice to, or the further consent of, the Guarantor:

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(a) the waiver by the Agent, the Lessor, any Note Holder or any other Person of the observance or performance by the Company or the Guarantor of any of the obligations, undertakings or conditions contained in any of the Operative Documents, except to the extent of such waiver;

(b) the extension, in whole or in part, of the time for payment of any amount owing or payable under or with respect to any of the Notes, the Investments, the Loan Agreement, or any other Operative Document or of any other sums or obligations under or arising out of or on account of the Notes, the Investments, the Loan Agreement or any other Operative Document except to the extent of such extension;

(c) the modification or amendment (whether material or otherwise) of any of the obligations of the Company, the Lessor, the Guarantor or any other guarantor under any Operative Document, except to the extent of such modification or amendment;

(d) the taking or the omission of any of the actions referred to in any other Operative Document (including, without limitation, the giving of any consent referred to therein);

(e) any failure, omission, delay or lack on the part of the Agent, the Lessor, any Note Holder, or any other Person to enforce, assert or exercise any right, power or remedy conferred on the Agent, the Lessor, any Note Holder or any other Person in any of the Operative Documents or any action on the part of the Agent, the Lessor, any Note Holder or any other Person granting indulgence or extension in any form;

(f) the release or discharge of the Agent, the Lessor, the Company or any other Person from the performance or observance of any obligation, undertaking or condition to be performed by the Agent, the Company or any other Person under or with respect to any Notes, the Investments or any other Operative Document by operation of Law;

(g) any action, inaction or election of remedies by the Agent, the Lessor, a Note Holder or any other Person which results in any impairment or destruction of any subrogation rights of the Guarantor, or any rights of the Guarantor to proceed against any other Person for reimbursement;

(h) the surrender by the Agent, the Lessor, any Note Holder or any other Person of any security at any time held for the performance or observance of any of the agreements, covenants, terms or conditions contained in the Notes or any of the other Operative Documents;

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(i) any event or circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor, indemnitor or surety under the laws of the State of New York or any other applicable jurisdiction;

(j) any other circumstances whatsoever (with or without notice to or knowledge of the Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Guarantor with respect to its obligations hereunder or under the other Operative Documents, in bankruptcy or in any other instance, except based on payment or performance;

(k) any change in circumstances, whether or not foreseen or foreseeable, whether or not imputable to the Guarantor, any Note Holder, the Agent or the Lessor and whether or not such change in circumstances shall or might in any manner and to any extent vary the risk of the Guarantor hereunder;

(l) any sublease or other use of any of the Property, or any sale, transfer, disposition, grant of security interest, mortgaging or assignment by the Company of any of its interests, rights or obligations, in, to and under the Lease, or with respect to the Property or any part thereof, whether or not permitted by the terms of any of the Operative Documents;

(m) any assignment or grant of security interest by any Note Holder or the Lessor of all or any part of such Note Holder's or the Lessor's right, title and interest in or in respect of its Notes, Investments or in the Property;

(n) any sale by the Lessor, or its successors or assigns, of the Property or any part thereof pursuant to the terms of the Operative Documents, subject to the application of the proceeds thereof in accordance with the Operative Documents;

(o) any consolidation or merger of the Company, whether permitted under the terms of the Participation Agreement or otherwise, or the sale, transfer or other disposition by the Company of all or substantially all of the assets and/or liabilities of the Company or any change in the ownership of the equity interests of the Company;

(p) the voluntary or involuntary liquidation, dissolution, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, the arrangement, composition or readjustment of the Company, or any other similar proceeding affecting the status, existence, assets or obligations of the Company, or the limitation on damages for the breach of, or the disaffirmation of, any of the Operative Documents in any such proceeding;

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(q) any invalidity or unenforceability, for any reason, of the Lease or any other Operative Document, or of any provision thereof, or of any of the obligations, or any defect in the Lessor's title to, or any security interest granted in, the Property or any part thereof; or

(r) any other cause, whether similar or dissimilar to the foregoing;

it being the intention of the Guarantor that this Guaranty be absolute and unconditional in any and all circumstances and that this Guaranty shall be discharged only by the indefeasible payment in full of all sums and the performance of all obligations with respect to which this Guaranty relates.

5. Events of Default. An Event of Default under the Participation Agreement shall constitute an Event of Default hereunder.

6. Representation and Warranties. The Guarantor represents and warrants to the Lessor, the Agent and the Note Holders that the following shall be true and correct on and as of the date hereof and true and correct in all material respects on and as of each Funding Date on which a Funding shall occur (except to the extent such representations and warranties relate expressly to an earlier date):

(a) The execution, delivery and performance by the Guarantor of this Guaranty are within the Guarantor’s corporate powers, have been duly authorized by all necessary corporate action and do not contravene (i) the Guarantor’s charter or by-laws or (ii) any law or any contractual restriction binding on or affecting the Guarantor, except where such contravention would not reasonably be expected to cause a Material Adverse Effect.

(b) The Guaranty is a legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms, except as enforceability thereof may be limited by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity.

(c) the representations and warranties applicable to the Guarantor set forth in Sections 3.01(a), (b) and (c), 3.04 through 3.10, 3.12 through 3.15 and 3.18 through 3.20 (each as amended, supplemented or otherwise modified from time to time) of the Revolving Credit Agreement, incorporated herein by reference (the “Incorporated Representations”), mutatis mutandis, are true and correct in all material respects as if made on the date hereof. For purposes of this representation, the terms defined in the Revolving Credit Agreement and used in any of the Incorporated Representations are incorporated herein by reference.

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7. Affirmative Covenants. The affirmative covenants applicable to the Guarantor set forth in Sections 5.01 through 5.07, 5.09 and 5.11 (each as amended, supplemented or otherwise modified from time to time) of the Revolving Credit Agreement, are incorporated herein by reference (the “Incorporated Affirmative Covenants”), mutatis mutandis. For purposes of this Section 7, the terms defined in the Revolving Credit Agreement and used in any of the Incorporated Affirmative Covenants are incorporated herein by reference.

8. Negative Covenants. The negative covenants applicable to the Guarantor set forth in Sections 6.01 through 6.14 (each as amended, supplemented or otherwise modified from time to time) of the Revolving Credit Agreement, are incorporated herein by reference (the “Incorporated Negative Covenants”), mutatis mutandis. For purposes of this Section 8, the terms defined in the Revolving Credit Agreement and used in any of the Incorporated Negative Covenants are incorporated herein by reference..

9. Waiver of Notice of Acceptance. Notice of acceptance of this Guaranty and notice of the execution and delivery of any other instrument referred to in this Guaranty are hereby waived by the Guarantor.

10. Reinstatement. This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the obligations to be paid hereunder is rescinded or must otherwise be restored or returned by any Person, upon the insolvency, bankruptcy or reorganization of the Guarantor, or otherwise, all as though such payment had not been made. The provisions of this Section shall survive the termination of this Guaranty.

11. Term. This Guaranty shall remain in full force and effect until payment in full of all sums payable by the Company under the Operative Documents, the termination of all Commitments and the performance in full of all obligations of the Guarantor in accordance with the provisions of this Guaranty, subject to reinstatement as provided in Section 10. Subject as aforesaid, the Guarantor's payment obligations hereunder shall be deemed satisfied upon the actual and timely receipt by the Agent of all amounts payable hereunder in full in cash. This Guaranty is a guaranty of payment and performance when due and not a guaranty of collection.

PARENT GUARANTY

12. Severability. In case any provision of this Guaranty or any application thereof shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions and any other application thereof shall not in any way be affected or impaired thereby.

13. Time of the Essence; Successor; No Oral Modification; Enforcement. TIME IS OF THE ESSENCE IN THIS GUARANTY AND THE TERMS HEREIN SHALL BE SO CONSTRUED. This Guaranty shall be binding upon the Guarantor and its successors and shall inure to the benefit of, and be enforceable by, the Lessor and its respective successors and assigns. This Guaranty may not be changed, waived, discharged or terminated orally, but only by a statement in writing signed by the Guarantor and the parties required pursuant to Section 9.04 of the Participation Agreement. This Guaranty may be enforced as to any one or more defaults either separately or cumulatively.

14. GOVERNING LAW. c) THIS GUARANTY SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 51401 OF THE GENERAL OBLIGATIONS LAW (OR ANY SIMILAR SUCCESSOR PROVISION THERETO) BUT EXCLUDING ALL OTHER CONFLICT-OF-LAW RULES.

15. Submission to Jurisdiction. d) The Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Guaranty or any other Operative Document, or for recognition or enforcement of any judgment, and the Guarantor hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such federal court. The Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Guaranty shall affect any right that the Note Holders, the Agent or the Lessor may otherwise have to bring any action or proceeding relating to this Guaranty in the courts of any jurisdiction.

(b) The Guarantor irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Guaranty or any other Operative Document in any New York State or federal court. The Guarantor hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

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16. Notices. All notices, demands, requests, consents, approvals and other instruments hereunder shall be given in the manner and at the appropriate address set forth in the Participation Agreement or at such other address as such party shall designate by notice to each of the other parties hereto.

17. Waiver; Reliance. The Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the amounts which the Guarantor is obligated to pay hereunder and notice of or proof of reliance by the Agent, the Lessor or the Note Holders upon this Guaranty or acceptance of this Guaranty. The indebtedness evidenced by the Operative Documents shall conclusively be deemed to have been created, contracted, incurred, renewed, extended, amended or waived in reliance upon this Guaranty, and all dealings between the Guarantor, the Agent, the Lessor and the Note Holders shall likewise be conclusively presumed to have been had or consummated in reliance upon this Guaranty.

18. Construction. The rules of construction set forth in Appendix A to the Participation Agreement apply to this Guaranty.

19. Revolving Credit Agreement. If the Revolving Credit is terminated or is otherwise no longer in effect, the Incorporated Representations, the Incorporated Affirmative Covenants and the Incorporated Negative Covenants shall be deemed to be the representations and warranties, affirmative covenants and negative covenants, as applicable, in effect immediately prior to the termination thereof.

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IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed as of the day and year first above written.

DRESSER RAND GROUP INC.

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